November 6, 1997


Securities and Exchange Commission
Attn: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC 20549

                                           Re: Professionally Managed Portfolios
                                            File No. 811-5037
                                            CIK No. 811030

Dear Sir or Madam:

On behalf of the above Registrant and pursuant to Rule 30b-2 under the Investment Company Act of 1940, I enclose for filing via EDGAR, a copy of the Annual Report to shareholders of the Trent Equity Fund series of the Registrant for the twelve month period ended August 31, 1997.

If you have any questions, please contact me at (602) 952-1100.

Sincerely yours,


Robert H. Wadsworth

                               TRENT EQUITY FUND













                                  Annual Report

                               For the Year Ended
                                 August 31, 1997

                                TRENT EQUITY FUND
                                  Annual Report
                           Year Ended August 31, 1997
Dear Shareholder:

         Following a solid 20% gain in calendar year 1996, Trent Equity Fund is up 20% for the calendar year to date through September 30, 1997.1 For the fiscal year ended August 31, 1997, the Fund was up 21%.

         The Fund's approach to investing does not consider market timing. We believe that it is impossible to time the market. In fact, we pay little attention to the day-to-day changes in stock market. We prefer to think like business owners. When we find a good company to buy at a good price, we buy it, and then concentrate on how the company is doing rather than focusing on the stock price of the company or the market. In this respect, we are keeping our attention on what is important -- how the company is doing -- and not on what is not as important -- short-term market price movements. We are very pleased with the portfolio of companies we own in the Trent Equity Fund, and believe their earnings will grow substantially faster than the earnings of the average S&P 500 company over the next five years.

ACTIVITY IN CURRENT HOLDINGS

         Harley-Davidson enjoyed a 45% gain since our semi-annual report on February 28, 1997. Its earnings growth remains particularly strong, up 22% for the first six months of the calendar year. The demand for Harley motorcycles remains robust and the company has a substantial order backlog.

         Michaels Stores, the arts and crafts retail chain, was up 65% for the six months ended August 31, 1997. Michaels' stock price had fallen dramatically from 1994 to 1996 because, in a push to increase new store openings, the company did not pay sufficient attention to operations. With a new Chief Executive Officer, Michael Rouleau, Michaels has focused its inventory, installed a sophisticated point-of-sale system, and improved its store lay-out. As a result, operating margins are on the rise.

         Family Dollar Stores, the small-box family retailer, was up 35% for the six months. Family Dollar is continuing to benefit from the conversion to everyday low pricing that was substantially completed about a year ago. The ever-increasing store size of the Wal-Marts of the world is creating a huge opportunity for the value retailers that locate in small 7,000 square foot stores in neighborhood shopping centers.

         American Express moved ahead 19% during the six month period ended August 31, 1997. Everything is going right for American Express. After years of diluting its efforts, American Express has begun to focus on exploiting its valuable brand name through innovation. The company is now increasing its share of the charge card market after decades of losing market share. Additionally, the company's very profitable money management division is growing rapidly.

         Libbey, the largest manufacturer of institutional glass tableware, was up 28% during the six month period. At $575 million, Libbey has one of the smaller market capitalizations in the Trent Equity Fund. However, it enjoys a dominant sixty percent market share.

NEW HOLDINGS

         During the six month period, the Fund added Walt Disney Company, McDonald's, Nike and PETsMART.

      We have been a Walt Disney fan for a long time, and have finally decided to take a position. Although not an example of one of our value purchases, we believe Disney will be a steady grower.

         McDonald's is a better example of a value purchase, as the stock price has been flat for just short of two years. The market is concerned about stagnant-to-declining same-store sales and marketing miscues. We believe that the Fund is taking advantage of a low stock price due to the focus of the investment community on short-term considerations. We see a large continuing international growth opportunity for McDonald's, as it is in a position to capitalize on growth in emerging countries more than any other restaurant group.

         We bought Nike after a significant pullback in stock price. Investors seem to be focused on order rates that have fallen after the explosive growth over the last couple of years. We see Nike as one of the great brand names with an unusual capacity for growth. All things being equal, we like to own the number one company in market share. Nike has twice the market share of the second-leading competitor.

         The Fund purchased PETsMART after a significant drop in share price resulting from concern about inventory problems and a loss of the flea and tick prevention business. PETsMART is, by a wide margin, the leading pet supply chain in the U.S. with a presence in the United Kingdom. The company's focus on aggressive expansion had resulted in losing focus on operations. Like Michaels, they are refocusing on operations. We believe the company will be able to accomplish that objective.

SIGNIFICANT REALIZED GAINS AND LOSSES

         The companies that we sold during the six month period were Department 56, Gaylord Entertainment, Natural Wonders, and Pall Corporation.

         With Department 56, which sells ceramic and porcelain collectibles, we became less certain about continuing demand for their products.

         Though we were initially pleased with the sale of The Nashville Network and Country Music Television cable networks to Westinghouse Electric's CBS subsidiary, the move up in Westinghouse stock prior to the closing of the deal made it much less attractive for Gaylord, so we exited the position.

         We sold Natural Wonders, concluding that its concept was not as unique as we initially thought it was. There was a great deal of competition for gift items in general and Natural Wonders has not been able to position its nature and science niche adequately.

         We sold Pall Corporation, the manufacturer of fluid filters and equipment, because it seemed to be less in control of its destiny than we thought. It continues to have difficulty in creating sales growth.

         We are very optimistic about the long-term prospects of the companies that we own. We thank you for your investment in Trent Equity Fund.


                                                  TRENT CAPITAL MANAGEMENT, INC.

1The annualized performance of the Fund for the one-year, five-year and inception to date periods through September 30, 1997 was 21.18%, 12.26%, and 13.44%, respectively.

                                Trent Equity Fund
                      Value of $10,000 vs. S & P 500 Index
Average Annual Total Return
Ended August 31, 1997
1 Year.....................20.69%
5 Year.....................10.67%
Since Inception (8/13/90)..12.77%

Date           Trent Equity Fund        S&P 500
13-Aug-90           10,000              10,000
31-Aug-90            9,710               9,542
31-Aug-91           14,000              12,103
31-Aug-92           14,060              13,065
31-Aug-93           16,394              15,052
31-Aug-94           16,497              15,875
31-Aug-95           18,045              19,271
31-Aug-96           19,349              22,879
31-Aug-97           23,352              32,155






Past performance is not predictive of future performance.

         This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Trent Equity Fund with The Standard & Poor's 500 Index, on a cumulative basis. All return calculations reflect the reinvestment of income, dividends and capital gains distribution, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Trent Capital Management, prior to the effective date of the Fund's registration statement, which was September 2, 1992. The limited partnership returns are restated to reflect all fees and expenses applicable to the Fund. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

         The total returns for the Fund reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Trent Capital Management. Total return results would have been lower had there been no deferral of fees and expenses of expense limitations.

     Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost.

                               TRENT EQUITY FUND

SCHEDULE OF INVESTMENTS at August 31, 1997
-------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 99.8%                                                             Market Value
-------------------------------------------------------------------------------------------------------------------
                     Apparel: 4.2%
       2,600         NIKE, Inc...............................................................            $ 138,775
                                                                                                         ---------

                     Beverages: 3.5%
       2,000         Coca-Cola Company.......................................................              114,625
                                                                                                           -------

                     Consumer Products: 9.4%
       2,531         Gillette Corp...........................................................              209,598
       8,500         Oakley, Inc.*...........................................................              103,594
                                                                                                           -------
                                                                                                           313,192
                                                                                                           -------
                     Entertainment: 4.6%
       2,000         Walt Disney Company.....................................................              153,625
                                                                                                           -------

                     Financial Services: 20.7%
       4,000         American Express Company................................................              311,000
       6,800         Federal Home Loan Mortgage Corp.........................................              221,425
       3,800         First Data Corp.........................................................              156,038
                                                                                                           -------
                                                                                                           688,463
                                                                                                           -------
                     Food Processing: 3.6%
       2,900         Nabisco Holdings Corp., Class A.........................................              120,350
                                                                                                           -------

                     Household Products: 10.6%
       4,000         Libbey, Inc.............................................................              153,500
       5,000         Newell Company..........................................................              196,875
                                                                                                           -------
                                                                                                           350,375
                                                                                                           -------
                     Media and Broadcasting: 4.1%
       6,000         Thomson Corp............................................................              136,766
                                                                                                           -------

                     Medical Supplies: 3.8%
       2,200         Johnson & Johnson.......................................................              124,712
                                                                                                           -------

                     Pharmaceuticals: 2.7%
       1,500         Abbott Laboratories.....................................................               89,906
                                                                                                            ------

                               TRENT EQUITY FUND

SCHEDULE OF INVESTMENTS at August 31, 1997, Continued
-------------------------------------------------------------------------------------------------------------------
      Shares                                                                                           Market Value
                     Publishing: 4.0%
       2,200         Reuters Holdings PLC....................................................            $ 133,925
                                                                                                         ---------

                     Recreation: 10.1%
       6,200         Harley-Davidson, Inc....................................................              335,575
                                                                                                           -------

                     Restaurants: 4.0%
       2,775         McDonald's Corp.........................................................              131,292
                                                                                                           -------

                     Retail: 14.5%
       9,300         Family Dollar Stores, Inc...............................................              197,625
       8,800         Michaels Stores, Inc.*..................................................              215,050
       8,000         PETsMART, Inc.*.........................................................               68,500
                                                                                                            ------
                                                                                                           481,175
                                                                                                           -------
                     Total Common Stocks (cost $2,424,553)...................................            3,312,756
                                                                                                         ---------

                     Total Investments in Securities (cost $2,424,553+): 99.8% ..............            3,312,756
                     Other Assets less Liabilities: 0.2%.....................................                7,091
                                                                                                             -----
                     Total Net Assets: 100.0% ...............................................           $3,319,847
                                                                                                        ==========

* Non-income producing security.

+ At August 31, 1997,  the cost of  securities  for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities were as follows:

                     Gross unrealized appreciation...........................................            $ 950,204
                     Gross unrealized depreciation...........................................              (62,001)
                                                                                                           -------
                           Net unrealized appreciation.......................................            $ 888,203
                                                                                                         =========

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES at August 31, 1997
-------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (cost $2,424,553) .................................           $3,312,756
      Cash...................................................................................               18,061
      Dividends and interest receivable......................................................                2,956
      Prepaid expenses and other assets......................................................                1,744
                                                                                                             -----
            Total assets ....................................................................            3,335,517
                                                                                                         ---------

LIABILITIES
      Due to Advisor ........................................................................                  332
      Accrued expenses.......................................................................               15,338
                                                                                                            ------
            Total liabilities................................................................               15,670
                                                                                                            ------


NET ASSETS    ................................................................................          $3,319,847
                                                                                                        ==========

Net asset value, offering and redemption price per share
      ($3,319,847/279,063 shares outstanding;
      unlimited number of shares authorized without par value)  .............................               $11.90
                                                                                                            ======

COMPONENTS OF NET ASSETS
      Paid-in capital .......................................................................           $2,700,569
      Accumulated net realized loss on investments...........................................             (268,925)
      Net unrealized appreciation on investments.............................................              888,203
                                                                                                           -------
            Net assets ......................................................................           $3,319,847
                                                                                                        ==========






See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

STATEMENT OF OPERATIONS - For the Year Ended August 31, 1997
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Dividends........................................................................             $ 38,262
            Interest.........................................................................                  863
            Other............................................................................                  777
                                                                                                               ---
                  Total income...............................................................               39,902
                                                                                                            ------

      Expenses
            Advisory fee.....................................................................               37,134
            Custodian and accounting fees....................................................               18,648
            Audit fees.......................................................................               11,911
            Transfer agent fees..............................................................               10,906
            Administration fee...............................................................                7,925
            Reports to shareholders..........................................................                5,474
            Legal fees.......................................................................                5,099
            Amortization of organization costs...............................................                4,674
            Miscellaneous....................................................................                3,770
            Trustees' fees...................................................................                3,500
            Registration fees................................................................                2,992
            Insurance fees...................................................................                  443
                                                                                                               ---
                  Total expenses.............................................................              112,476
                  Less: expense reimbursed and waived........................................              (47,895)
                                                                                                           -------
                  Net expenses...............................................................               64,581
                                                                                                            ------
                        Net investment loss .................................................              (24,679)
                                                                                                           -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
            Net realized loss from security transactions.....................................             (108,559)
            Net change in unrealized appreciation of investments.............................              735,603
                                                                                                           -------
                  Net realized and unrealized gain on investments............................              627,044
                                                                                                           -------
                        Net Increase in Net Assets Resulting from Operations ................            $ 602,365
                                                                                                         =========




See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
                                                                                      Year                Year
                                                                                      Ended               Ended
                                                                                   August 31,          August 31,
                                                                                      1997                1996
-------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss...........................................................       $ (24,679)         $ (19,906)
Net realized loss from security transactions..................................        (108,559)           (77,268)
Net change in unrealized appreciation on investments..........................         735,603            285,069
                                                                                       -------            -------
      Net increase in net assets resulting from operations ...................         602,365            187,895
                                                                                       -------            -------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net realized gain from security transactions .................................           --              (301,203)
                                                                                                         --------

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change
   in outstanding shares (a)..................................................        (321,146)          (653,999)
                                                                                      --------           --------

      Total increase (decrease) in net assets ................................         281,219           (767,307)

NET ASSETS
Beginning of year.............................................................       3,038,628          3,805,935
                                                                                     ---------          ---------
End of year ..................................................................      $3,319,847         $3,038,628
                                                                                    ==========         ==========

(a) A summary of capital share transactions is as follows:

                                                                   Year                            Year
                                                                   Ended                           Ended
                                                              August 31, 1997                 August 31, 1996
-------------------------------------------------------------------------------------------------------------------
                                                          Shares            Value         Shares           Value
-------------------------------------------------------------------------------------------------------------------
Shares sold .........................................      14,605        $ 158,843         23,105       $ 223,608
Shares issued in reinvestment of distributions.......        --               --           32,409         280,983
Shares redeemed......................................     (43,688)        (479,989)      (119,166)     (1,158,590)
                                                          -------         --------       --------      ----------
Net decrease ........................................     (29,083)       $(321,146)       (63,652)      $(653,999)
                                                          =======        =========        =======       =========

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
-------------------------------------------------------------------------------------------------------------------
                                                                                                    September 2,
                                                                   Year Ended August 31,            1992* through
-------------------------------------------------------------------------------------------------------------------
                                                                                                     August 31,
                                                         1997        1996       1995        1994        1993
-------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period..............      $ 9.86      $10.24     $11.50      $11.66      $10.00
Income from investment operations:
      Net investment loss.........................        (.10)       (.06)      --          (.07)       (.08)
      Net realized and unrealized gain
         on investments...........................        2.14         .67        .67         .15        1.76
                                                          ----         ---        ---         ---        ----
Total from investment operations..................        2.04         .61        .67         .08        1.68
                                                          ----         ---        ---         ---        ----
Less distributions:
      From net investment income..................        --          --         --          --          (.01)
      From capital gains..........................        --          (.99)     (1.93)       (.24)       (.01)
                                                                      ----      -----        ----        ----
Total distributions...............................        --          (.99)     (1.93)       (.24)       (.02)
                                                                      ----      -----        ----        ----
Net asset value, end of period....................      $11.90      $ 9.86     $10.24      $11.50      $11.66
                                                        ======      ======     ======      ======      ======

Total return......................................       20.69%       7.23%      9.38%       0.64%      16.91%+

Ratios/supplemental data:

Net assets, end of period (millions)..............       $ 3.3       $ 3.0       $ 3.8      $ 3.9       $ 4.7

Ratio of expenses to average net assets:
      Before expense reimbursement................        3.48%       3.63%      3.65%       3.16%       3.33%+**
      After expense reimbursement.................        2.00%       2.10%      1.85%       1.85%       2.54%+**
Ratio of net investment loss to average net assets:
      Before expense reimbursement................       (2.25)%     (2.15)%    (2.00)%     (1.68)%     (1.84)%+**
      After expense reimbursement.................       (0.76)%     (0.62)%    (0.15)%     (0.36)%     (1.05)%+**

Portfolio turnover rate...........................       43.81%      59.33%     46.52%     149.25%     315.38%

Average commission rate paid per share++..........     $.0615      $.0625        --          --          --

*Commencement of operations.
+Annualized.
++For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in varous markets where trading practices and commission rate structures may differ.

** Excludes taxes and tax reimbursements of 2.84% of average daily net assets on an annualized basis.

See accompanying Notes to Financial Statements.

                               TRENT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS at August 31, 1997
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Trent Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on September 2, 1992. The investment objective of the Fund is to seek capital appreciation, both realized and unrealized. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; seurities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      C. Securities Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the year ended August 31, 1997, Trent Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished investment advice, office space and certain administrative services, and provided most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.15% based upon the average daily net assets of the Fund. The Advisor has voluntarily limited the Fund's expenses to the annual

                               TRENT EQUITY FUND
level of 2.00% of average daily net assets. The Advisor waived its management fee and reimbursed expenses for the year ended August 31, 1997 in the amount of $47,895.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a fee equal to the greater of 0.25% of the Fund's average daily net assets or $15,000. During the year ended August 31, 1997, the Administrator waived $7,075 of its fee.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator and receives no compensation for its services.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - DEFERRED ORGANIZATION EXPENSES

      All expenses incurred in connection with its organization and the registration of its shares have been assumed by the Fund.

      The organization expenses have been capitalized and amortized over a period of sixty months. Investors purchasing shares of the Fund bore such expenses only as they were amortized against the Fund's investment income.

NOTE 5 - INVESTMENT TRANSACTIONS

      The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended August 31, 1997, were $1,405,190 and $1,727,784, respectively.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
      the Trent Equity Fund and
      Board of Trustees of
      Professionally Managed Portfolios

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Trent Equity Fund (a series of Professionally Managed Portfolios) as of August 31, 1997, and the related statements of operations for the year then ended and the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period September 2, 1992 to August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trent Equity Fund as of August 31, 1997, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period September 2, 1992 to August 31, 1993, in conformity with generally accepted accounting principles.

                                                           TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
October 6, 1997

                                     Advisor
                         Trent Capital Management, Inc.
                              3101 North Elm Street
                                    Suite 150
                        Greensboro, North Carolina 27408
                                 (910) 282-9302

                                   Distributor
                          First Fund Distributors, Inc.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                    Auditors
                              Tait, Weller & Baker
                         8 Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


     This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

     Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.